UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

Altaba Inc.

(Exact name of registrant as specified in its charter)

Delaware	811-23264	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 278 Commack, New York		11725
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 679-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Altaba Inc. (“Altaba” or the “Fund”) today announced that the Board approved a liquidating distribution of $1.10 per share of the Fund’s common stock, par value $0.001 per share, or $571,462,502 in the aggregate (the “Liquidating Distribution”), which will be payable on August 13, 2024.

As previously announced, at a special meeting of stockholders held on June 27, 2019, stockholders of the Fund approved a Plan of Complete Liquidation and Dissolution (the “Plan”), pursuant to which, the Fund filed a certificate of dissolution with the Secretary of State of the State of Delaware to dissolve the Fund on October 4, 2019.

On May 28, 2020, as part of the Fund’s court-supervised wind-up proceedings pursuant to Sections 280 and 281(a) of the General Corporation Law of the State of Delaware (the “DGCL”) pending before the Court of Chancery of the State of Delaware (the “Chancery Court”), the Fund filed a verified petition for determinations pursuant to Section 280 of the DGCL (the “Chancery Action”).

On June 18, 2020, the United States Department of Justice (the “DOJ”), on behalf of the United States Internal Revenue Service (the “IRS”), filed a Notice of Removal in the Chancery Court removing claims of the IRS in the Chancery Action to the United States District Court for the District of Delaware (the “District of Delaware”). The Fund, together with the DOJ, filed with the District of Delaware a Joint Motion Regarding Claims Raised by Claimant the Internal Revenue Service, following which the District of Delaware entered an order on October 26, 2020 (the “Order”) establishing a separate account in the Fund’s name with the purpose of holding an agreed upon amount as security for the claims asserted by the IRS (the “Agreed Security Amount”). During the second quarter of 2023 and the second quarter of 2024, the IRS approved a reduction to the Agreed Security Amount for a total of approximately $132 million that allowed the Fund to make a distribution of such amount.

On January 20, 2023, Altaba and Emily Larocque filed, and the Chancery Court granted, a stipulated order (the “Larocque Order”) setting the final holdback for the putative class action claim asserted by Emily Larocque in Saskatchewan, Canada, arising from the security incidents that took place between 2013 and 2016, which involved stolen Yahoo! user account information and forged cookies (the “Larocque Action”) and authorizing the Fund, among other things, to make one or more additional distributions totaling, in the aggregate, $200,000,000 upon the issuance by the Court of Appeal for Saskatchewan, Canada, of an opinion affirming the grant of the permanent stay previously granted by the Queen’s Bench for Saskatchewan, Canada, reflecting the difference between the Fund’s then current holdback for the Larocque Action and the stipulated holdback. On May 25, 2023, the Court of Appeal for Saskatchewan, Canada affirmed the permanent stay of the Larocque Action which allowed the Fund to distribute the additional $200,000,000 from the holdback in the Larocque Action. On December 14, 2023, the Court of Appeal for Saskatchewan, Canada dismissed the leave to appeal from its judgment from the Larocque Action, which allowed the Fund to distribute the final holdback of $100,000,000.

On June 23, 2022, the Company filed with the Chancery Court a Stipulation and Proposed Order Regarding Final Monetary Holdback and Security for Claim of Droplets, Inc. (the “Requested Droplets Holdback Order”) that requested a holdback be maintained for $75 million until the earlier of (i) the full payment of all amounts due to Droplets pursuant to a settlement of all claims in the Patent Litigation; or (ii) the full payment of the amounts due to Droplets pursuant to a final non-appealable judgment in the Patent Litigation. On June 23, 2022, the Chancery Court entered the Requested Droplets Holdback Order. On December 20, 2023, a mandate was issued by the United States District Court for the Northern District of California to dismiss the case allowing the Fund to distribute the holdback of $75 million.

In determining the aggregate amount to be distributed in the Liquidating Distribution, the Board also determined to authorize certain additional funds for distribution including, among others, the receipt of state income tax refunds received by the Company, federal interest refunds received by the Company, and excess interest earned on the Company’s investment portfolio, which in the aggregate, totaled approximately $65 million.

The Liquidating Distribution represents a partial distribution of the remaining assets of the Fund. Further information regarding the amount and timing of any subsequent liquidating distributions to stockholders will be provided in subsequent press releases or filings with the SEC as such information becomes available.

A copy of the press release issued by the Fund on July 31, 2024 announcing the Liquidating Distribution is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements concerning the Fund’s liquidation and dissolution pursuant to the Plan. Without limiting the foregoing, words or phrases such as “will likely result,” “are expected to,” “will continue,” “anticipate,” “estimate,” “project,” “believe,” “intend” or similar expressions are intended to identify forward-looking statements. These statements are not statements of historical facts and do not reflect historical information. Forward-looking statements are subject to numerous risks and uncertainties and actual results may differ materially from those statements. Such risks and uncertainties relate to, among other things: the availability, timing and amount of liquidating distributions; the amounts that will need to be set aside by the Fund; the adequacy of such reserves to satisfy the Fund’s obligations; the ability of the Fund to favorably resolve certain potential tax claims, litigation matters and other unresolved contingent liabilities of the Fund; the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations; and the incurrence by the Fund of expenses relating to the liquidation and dissolution. Further information regarding the risks, uncertainties and other factors that could cause actual results to differ from the results in these forward-looking statements are discussed under the section “Principal Risks” in the certified shareholder report of registered management investment companies we filed with the SEC on February 15, 2024. Please carefully consider these factors, as well as other information contained in the Proxy Statement, and in the Fund’s periodic reports and documents filed with the SEC. The forward-looking statements included in this document are made only as of the date hereof.

The Fund does not undertake any obligation to update or supplement such forward-looking statements to reflect events or circumstances after the date hereof, except as required by law. Because the Fund is an investment company, the forward-looking statements and projections in this press release are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release of Altaba Inc., issued on July 31, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABA INC.

By:	/s/ Alexi A. Wellman
Name:	Alexi A. Wellman
Title:	Principal Executive Officer, Financial Officer and Accounting Officer

Date: July 31, 2024